EXHIBIT 99.4

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                             LASERSIGHT INCORPORATED

                          COMMON STOCK PURCHASE WARRANT

                                                               September 8, 2000
                                                     Warrant to Purchase 200,000
                                                          Shares of Common Stock

                  LASERSIGHT   INCORPORATED,   a   Delaware   corporation   (the
"Company"), for value received, hereby certifies that BayStar International, Ltd., or registered assigns (the "Holder"), is entitled to purchase from the Company 200,000 (the "Warrant Shares") duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), at a purchase price equal to $3.60 per share (the "Purchase Price"), at any time or from time to time on and after the date hereof and prior to 5:00 P.M., New York City time, on September 8, 2003 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

                  This Warrant is one of the Common Stock Purchase Warrants (collectively, the "Warrants", such term to include any such warrants issued in substitution therefor) originally issued pursuant to the terms of the Securities Purchase Agreement, dated as of September 8, 2000, by and among the Company and the Buyers signatory thereto (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Purchase Agreement.

                  1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

                  "Additional  Shares of Common  Stock"  shall mean,  all shares
                  ------------------------------------
(including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.2, deemed to be issued) by the Company after the date hereof, whether

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or not subsequently reacquired or retired by the Company other than (i) shares of Common Stock issued upon exercise of the Warrants, (ii) such number of additional shares of Common Stock as may become issuable by exercise of the Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to the Warrants, and (iii) shares of Common Stock issued pursuant to Approved Stock Plans.

                  "Anniversary  Date" shall mean  September  8 of each  calendar
                   -----------------
year.

                  "Approved  Stock  Plan"  shall  mean  any  contract,  plan  or
                   ---------------------
agreement which has been or shall be approved by the Board of Directors of the Company or a committee of the Board of Directors, pursuant to which the Company's securities may be issued to any employee, officer, director, consultant or other service provider of the Company.

                  "Average  Market  Price" shall mean the average of the Closing
                   ----------------------
Bid Prices of the Common Stock for the five (5) trading days immediately preceding the applicable date.

                  "Business  Day" shall mean any day other than a Saturday  or a
                   -------------
Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

                  "Buy in Actual Damages" shall have the meaning  assigned to it
                   ---------------------
in Section 2.6 of this Agreement.

                  "Closing  Bid  Price"  shall mean for any  security  as of any
                   -------------------
date, the closing bid price of such security on the principal securities exchange or trade market where such security is listed or traded as reported by Bloomberg, L.P. ("Bloomberg"), or if the foregoing does not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date, as set forth above, the Closing Bid Price of such security shall be the fair market value as determined in good faith by an investment banking firm selected jointly by the Company and the Holders, with the fees and expenses of such determination borne solely by the Company.

                  "Commission" shall mean the Securities and Exchange Commission
                   ----------
or any successor agency having jurisdiction to enforce the Securities Act.

                  "Common  Stock"  shall have the meaning  assigned to it in the
                   -------------
introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  "Company"  shall  have  the  meaning  assigned  to it  in  the
                   -------
introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 4.

                  "Convertible Securities" shall mean any evidences of
                   ------------------------
indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                  "Current Market Price"  shall  mean,  on any date  specified
                   --------------------
herein, the average of the daily Closing Bid Prices for the Common Stock during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Fair Value on such date.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                   ------------
as amended from time to time, and the rules and regulations thereunder, or any successor statute.

                  "Expiration Date" shall have the meaning assigned to it in the
                   ---------------
introduction to this Warrant.

                  "Fair Value" shall mean, on any date  specified  herein (i) in
                   ----------
the case of cash, the dollar amount thereof, (ii) in the case of a security admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price, and (iii) in all other cases as determined in good faith jointly by the Board of Directors of the Company and the Holder; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Fair Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

                  "Options"  shall  mean any  rights,  options  or  warrants  to
                   -------
subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                  "Other Securities"  shall mean any stock  (other  than Common
                   ----------------
Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

                  "Person" shall  mean  any  individual,   firm,   partnership,
                   ------
corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

                  "Purchase Agreement" shall have the meaning assigned to it in
                   ------------------
the introduction to this Warrant.

                  "Purchase Price" shall mean the amount per share indicated in
                   --------------
the introductory paragraph to this Warrant subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

                  "Registration Rights Agreement"  shall mean the Registration
                   -----------------------------
Agreement dated as of September 8, 2000, substantially in the form of Exhibit C to the Purchase Agreement.

                  "Rights" shall have the meaning assigned to it in Section 3.6.
                   ------

                  "Securities Act" shall mean the  Securities  Act of 1933,  as
                   --------------
amended from time to time, and the rules and regulations thereunder, or any successor statute.

                  "Warrants"  shall  have  the  meaning  assigned  to it in  the
                   --------
introduction to this Warrant.

                  2.    EXERCISE OF WARRANT.
                        -------------------


                  2.1.  Manner of Exercise;  Payment of the Purchase Price.  (a)
                        --------------------------------------------------
This Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time on and after the date hereof and prior to the Expiration Date, by surrendering to the Company at its principal office (or such other office or agency of the Company as the Company may designate in a written notice to the Holder) this Warrant, together with the form of Election to Purchase Shares attached hereto as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder (and if the Holder at the time of such exercise is not Baystar International, Ltd. or Baystar Capital, L.P. or one of their respective affiliates, such Holder shall have its signature guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program), and accompanied by payment of the Purchase Price as described below for the number of shares of Common Stock specified in such form.

                  (b) Payment of the Purchase Price may be made in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the account of the Company.

                  2.2.  When Exercise  Effective.  Each exercise of this Warrant
                        ------------------------
shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in
Section 2.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

                  2.3.  Delivery of Stock Certificates,  etc.; Charges,  Taxes
                        ------------------------------------------------------
and Expenses.  Subject to Section 2.5 (a) as soon as  practicable  after each
------------
exercise of this Warrant, in whole or in part, and in any event within five (5) Business Days thereafter, the Company shall cause to be issued in such denominations as may be requested by Holder in the Election to Purchase Shares, in the name of and delivered to the Holder or, subject the Purchase Agreement, as the Holder may direct,

                  (i) a certificate or certificates, or, if then permissible under the Securities Act and if an electronic issuance can properly reflect any legends required to be contained on such certificates, at a Holder's request, to electronically issue such shares (e.g., through DWAC or DTC), an electronic issuance for the number of shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise plus, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, if any, a company check for the amount of cash equal to the same fraction multiplied by the Current Market Price per share on the date of Warrant exercise, provided, however, that in the event sufficient funds are not legally available for the payment of such amount, the number of shares of Common Stock for which such certificate(s) represents shall be rounded up to the nearest whole number, and

                  (ii) in case such exercise is for less than all of the shares of Common Stock purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the shares of Common Stock purchasable hereunder.

                  (b) Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company.

                  2.4.  Company to Reaffirm Obligations.  The Company shall, at
                        -------------------------------
the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

                  2.5.  Exercise Disputes.  In the  case  of any  dispute  with
                        -----------------
respect to the number of shares to be issued upon exercise of this Warrant, the Company shall promptly issue such number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within five (5) Business Days of receipt of the Holder's Election to Purchase Shares. If the Holder and the Company are unable to agree as to the determination of the Purchase Price within five (5) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall in accordance with this Section, submit via facsimile the disputed determination to an independent reputable accounting firm of national standing, selected jointly by the Company and the Holder. The Company shall cause such accounting firm to perform the determinations or calculations and notify the Company and the Holder of the results within forty-eight (48) hours from the time it receives the disputed determinations of calculations. Such accounting firm's determination shall be binding upon all parties absent manifest error. The Company shall then on the next Business Day issue certificate(s) representing the appropriate number of shares of Common Stock in accordance with such accounting firm's determination and this Section. All fees and expenses of such determination and calculation shall be borne by the Company.

                  2.6.  Failure to Common Stock. If, at any time,  the
                        -----------------------
Holder of this Warrant submits this Warrant, an Election to Purchase Shares and payment to the Company of the Purchase Price for each of the shares of Common Stock specified in the Election to Purchase Shares in accordance with Section
2.1 above, and the Company, for any reason, fails to deliver, on or prior to the last possible date which the Company could have issued such Common Stock to the Holder without violating this Section 2, the number of shares of Common Stock for which the Holder is entitled upon such exercise, the Company shall pay damages to the Holder equal to the greater of (a) actual damages incurred by the Holder as a result of the Holder's needing to "buy in" shares of Common Stock to the extent necessary to satisfy its securities delivery requirements ("Buy In Actual Damages") and (b) if the Company fails to deliver such certificates within five days after the last possible date on which the Company could have issued such Common Stock to the Holder without violating this Section 2, on each date such exercise is not timely effected in an amount equal to 1% of the product of (i) the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (ii) the Closing Bid Price of the Common Stock on the last possible date which the Company could have issued such Common Stock to the Holder without violating this Section 2.

                  3.    ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.
                        -------------------------------------------------

                  3.1   Adjustment of Number of Shares. Upon each  adjustment of
                        ------------------------------
the Purchase Price as a result of the calculations made in this Section 3, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  3.2.  Treatment of Stock Dividends, Stock Splits, etc. In case
                        -----------------------------------------------
the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective. Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.2, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

                  3.3.  Adjustments for Combinations, etc.  In  case  the
                        ---------------------------------
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  3.4.  De Minimis Adjustments.  If the amount of any adjustment
                        ----------------------
of the Purchase Price per share required pursuant to this Section 3 would be less than $.01, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least $.01 per share. All calculations under this Warrant shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

                  3.5.  Abandoned Dividend or Distribution. If the Company shall
                        ----------------------------------
take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price and number of shares of Common Stock purchasable upon Warrant exercise by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

                  3.6.  Shareholder Rights Plan.  Notwithstanding the foregoing,
                        -----------------------
in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

                  4.    CONSOLIDATION, MERGER, ETC.
                        --------------------------

                  4.1.  Adjustments for Consolidation,  Merger,  Sale of Assets,
                        --------------------------------------------------------
Reorganization,  etc.  In case the  Company  after  the date  hereof  (a)  shall
--------------------
consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the amount of securities, cash or other property to which such Holder would actually have been entitled as a stockholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5.

                  4.2.  Assumption of Obligations.   Notwithstanding  anything
                        -------------------------
contained in this Warrant or in the Purchase Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (a) through (d) of Section 4.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant, (b) the obligations of the Company under the Purchase Agreement and the Registration Rights Agreement and (c) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive. Nothing in this Section 4 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Purchase Agreement.

                  5.    NO DILUTION OR IMPAIRMENT.  The  Company  shall not,  by
                        -------------------------
amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, and (c) shall not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

                  6.    CERTIFICATE AS  TO  ADJUSTMENTS.  In  each case  of  any
                        -------------------------------
adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate, signed by the Chief Financial Officer, the Treasurer or one of the Assistant Treasurers of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Company shall forthwith mail a copy of each such certificate to each holder of a Warrant and shall, upon the written request at any time of any holder of a Warrant, furnish to such holder a like certificate. The Company shall also keep copies of all such certificates at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof. The Company shall, upon the request in writing of the Holder (at the Company's expense), retain independent public accountants of recognized national standing selected by the Board of Directors of the Company to make any computation required in connection with adjustments under this Warrant, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment, which shall be binding on the Holder and the Company.

                  7.    NOTICES OF CORPORATE ACTION.  In the event of:
                        ---------------------------

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b)   any   capital   reorganization   of  the  Company,  any
         reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified but in no event earlier than the public announcement of such proposed transaction or event.

                  8.    RESERVATION OF STOCK, ETC. The Company shall at all
                        -------------------------
times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, 125% of the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of this Warrant at the time outstanding and otherwise in accordance with the terms of the Purchase Agreement. All shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Common Stock, which may be the Company (the "Transfer Agent"), and every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed stock certificates for such purpose. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

                  9.    COMPLIANCE WITH SECURITIES LAWS.
                        -------------------------------

                  (a) Holder, by acceptance of this Warrant, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and represents and warrants to the Company that this Warrant is being acquired for investment and not for distribution or resale, solely for Holder's own account and not as a nominee for any other person, and that Holder will not offer, sell, pledge or otherwise transfer this Warrant or any Warrant Shares except (i) in compliance with the requirements for an available exemption from the Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under the Securities Act and any applicable state securities laws.

                  (b) Certificates for all Warrant Shares shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER

THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS EVIDENCED BY A LEGAL OPINION IN A FORM AND IN SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY.

                  10.   TRANSFER OF WARRANTS, ETC.
                        -------------------------

                  10.1. Transfer of Warrants.  This  Warrant  and all  rights
                        --------------------
hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company (or such other office or agency of the Company as it may in writing designate to the Holder); provided, that such transfer is in compliance with all state and federal securities laws evidenced by an opinion of counsel in a form reasonably satisfactory to the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred and to the transferee a new Warrant of like tenor, in the name of the transferee, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were so transferred.

                  10.2. Replacement of Warrants.  On receipt by the Company of
                        -----------------------
evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  10.3. Adjustments To Purchase  Price and  Number of Shares.
                        ----------------------------------------------------
Notwithstanding any adjustment in the Purchase Price or in the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

                  10.4. Fractional  Shares.   Notwithstanding  any  adjustment
                        ------------------
pursuant to Section 3 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock on the date of Warrant exercise.

                  11.   Remedies;  Specific Performance. The Company  stipulates
                        -------------------------------
that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereof in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

                  12.   No Rights or Liabilities as Shareholder. Nothing
                        ---------------------------------------
contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

                  13.   Notices.   Any  notices,   consents,  waivers  or  other
                        -------
communications required or permitted to be given hereunder must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, (iii) three days after being sent by U.S. certified mail, return receipt requested, or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard
                           Winter Park, Florida  32792
                           Telephone:  (407) 678-9900
                           Facsimile:  (407) 678-9982
                           Attn:  Chief Financial Officer

                  With a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue, Suite 901
                           St. Louis, Missouri 63105
                           Telephone:  (314) 746-4880
                           Facsimile:  (314) 746-4884
                           Attn:    Timothy L. Elliott, Esq.

                  If to a Holder, to its address and facsimile number on the register maintained by the Company. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Notwithstanding the foregoing, the exercise of any Warrant shall be effective in the manner provided in Section 2.

                  14.   AMENDMENTS.  This Warrant and any term hereof may not be
                        ----------
amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

                  15.   DESCRIPTIVE  HEADINGS,  ETC. The headings in this
                        ---------------------------
Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

                  16.   GOVERNING LAW. This Warrant shall be governed by, and
                        -------------
construed in accordance with, the laws of the State of Delaware (without giving effect to the conflict of laws principles thereof).

                  17.   REGISTRATION RIGHTS AGREEMENT.  The shares of Common
                        -----------------------------
Stock (and Other Securities) issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

                  18.   JUDICIAL PROCEEDINGS. Any legal action, suit or
                        --------------------
proceeding brought against the Company with respect to this Warrant may be brought in any federal court of the District of Delaware or any state court located in Wilmington County, State of Delaware, and by execution and delivery of this Warrant, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or the subject matter may not be enforced in or by such court. The Company hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in Section 13, such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. The Company irrevocably submits to the exclusive jurisdiction of the aforementioned courts in such action, suit or proceeding.

                  19.   LIMITATION ON EXERCISE. Notwithstanding any provision to
                        ----------------------
the contrary contained herein, in no event shall the Holder be entitled to exercise this Warrant, nor will the Company recognize such exercise, such that upon giving effect to such exercise, the aggregate number of shares of Common Stock then beneficially owned by the Holder and its "affiliates" as defined in Rule 144 of the Act would exceed 4.99% of the total issued and outstanding shares of the Common Stock following such exercise; provided, however, that Holder may elect to waive this restriction upon not less than sixty-one (61) days prior written notice to the Company. For purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

                                              LASERSIGHT INCORPORATED


                                               By:/s/Michael R. Farris
                                                  ---------------------------
                                                  Name:  Michael R. Farris
                                                  Title: Chief Executive Officer

                                    [FORM OF]
                           ELECTION TO PURCHASE SHARES
                         AND TRANSFER AGENT INSTRUCTIONS

                  The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $.001 per share ("Common Stock"), of LASERSIGHT INCORPORATED (the "Company") and hereby [makes payment of $________ in consideration therefor]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:_____________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

                  If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:_____________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

Dated: _____________________                       [NAME OF HOLDER]

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:


         __________________, as transfer agent and registrar of the Common Stock, is hereby authorized and directed to issue the above number of shares of Common Stock in the name of the above referenced entity or person and to deliver the certificates representing such shares using an overnight delivery service.

                                            LASERSIGHT INCORPORATED


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            EXHIBIT B to
                                            Common Stock Purchase
                                            ---------------------
                                            Warrant
                                            -------

                              [FORM OF] ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $.001 per share ("Common Stock") of LASERSIGHT INCORPORATED represented by the Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee               Address                      No. of Shares
----------------               -------                      -------------





and does hereby irrevocably constitute and appoint ________ as Attorney to make such transfer on the books of LASERSIGHT INCORPORATED maintained for that purpose, with full power of substitution in the premises.

Dated: ____________________                 [NAME OF HOLDER]



                                            By:_____________________________
                                               Name:
                                               Title: